Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 2Q 2014
Table of Contents
Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
8	…………….	Quarterly Wealth Management Income Statement Information
9	…………….	Quarterly Wealth Management Financial Information and Statistical Data
10	…………….	Quarterly Investment Management Income Statement Information
11	…………….	Quarterly Investment Management Financial Information and Statistical Data
12	…………….	Quarterly Firm Loans and Lending Commitments Financial Information
13	…………….	Earnings Per Share Appendix I
14 - 16	…………….	End Notes
17	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary (1)
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change
Net revenues
Institutional Securities	$4,248	$4,627	$4,358	(8%)	(3%)	$8,875	$8,457	5%
Wealth Management	3,715	3,622	3,531	3%	5%	7,337	7,001	5%
Investment Management	692	740	673	(6%)	3%	1,432	1,318	9%
Intersegment Eliminations	(47)	(42)	(47)	(12%)	--	(89)	(93)	4%
Consolidated net revenues	$8,608	$8,947	$8,515	(4%)	1%	$17,555	$16,683	5%

Income (loss) from continuing operations before tax
Institutional Securities	$1,014	$1,371	$981	(26%)	3%	$2,385	$1,798	33%
Wealth Management	767	691	655	11%	17%	1,458	1,252	16%
Investment Management	205	263	160	(22%)	28%	468	347	35%
Intersegment Eliminations	0	0	0	--	--	0	0	--
Consolidated income (loss) from continuing operations before tax	$1,986	$2,325	$1,796	(15%)	11%	$4,311	$3,397	27%

Income (loss) applicable to Morgan Stanley
Institutional Securities	$1,330	$925	$584	44%	128%	$2,255	$1,225	84%
Wealth Management	471	423	326	11%	44%	894	582	54%
Investment Management	135	118	101	14%	34%	253	185	37%
Intersegment Eliminations	0	0	0	--	--	0	0	--
Consolidated income (loss) applicable to Morgan Stanley	$1,936	$1,466	$1,011	32%	91%	$3,402	$1,992	71%

Financial Metrics:

Return on average common equity from continuing operations (2)	11.5%	8.9%	5.4%			10.2%	5.9%
Return on average common equity (2)	11.5%	9.2%	5.2%			10.4%	5.7%

Return on average common equity from continuing operations excluding DVA (2)	10.9%	8.3%	4.6%			9.6%	6.1%
Return on average common equity excluding DVA (2)	10.9%	8.5%	4.4%			9.7%	5.9%

Common Equity Tier 1 capital ratio Advanced (Transitional) (3)	13.8%	14.1%	11.8%
Tier 1 capital ratio Advanced (Transitional) (3)	15.2%	15.6%	14.1%

Book value per common share (4)	$33.48	$32.38	$31.48
Tangible book value per common share (5)	$28.53	$27.41	$26.27

Notes:	-
Results for the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013, include positive (negative) revenue of $87 million, $126 million and $175 million, respectively, related to the change in the fair value of certain of the Firm's long-term and short-term borrowings resulting from the fluctuation in the Firm's credit spreads and other credit factors (Debt Valuation Adjustment, DVA).

-
The return on average common equity metrics, return on average common equity excluding DVA metrics, and tangible book value per common share are non-GAAP measures that the Firm considers to be useful measures to assess operating performance and capital adequacy.

-
In the quarter ended June 30, 2014, the Firm began using the U.S. Basel III Advanced Approaches (Advanced Approach) to calculate its regulatory capital requirements.  Prior periods have not been recast to reflect the new requirements.

	-	See page 4 of the Financial Supplement and End Notes for additional information related to the calculation of the financial metrics.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change
Revenues:
Investment banking	$1,633	$1,308	$1,303	25%	25%	$2,941	$2,527	16%
Trading	2,516	2,962	2,894	(15%)	(13%)	5,478	5,588	(2%)
Investments	227	359	188	(37%)	21%	586	526	11%
Commissions and fees	1,138	1,216	1,217	(6%)	(6%)	2,354	2,384	(1%)
Asset management, distribution and admin. fees	2,621	2,549	2,404	3%	9%	5,170	4,750	9%
Other	206	245	305	(16%)	(32%)	451	522	(14%)
Total non-interest revenues	8,341	8,639	8,311	(3%)	--	16,980	16,297	4%

Interest income	1,250	1,343	1,415	(7%)	(12%)	2,593	2,803	(7%)
Interest expense	983	1,035	1,211	(5%)	(19%)	2,018	2,417	(17%)
Net interest	267	308	204	(13%)	31%	575	386	49%
Net revenues	8,608	8,947	8,515	(4%)	1%	17,555	16,683	5%
Non-interest expenses:
Compensation and benefits	4,200	4,305	4,103	(2%)	2%	8,505	8,317	2%

Non-compensation expenses:
Occupancy and equipment	359	359	374	--	(4%)	718	751	(4%)
Brokerage, clearing and exchange fees	458	443	456	3%	--	901	884	2%
Information processing and communications	411	424	470	(3%)	(13%)	835	918	(9%)
Marketing and business development	165	147	163	12%	1%	312	297	5%
Professional services	532	452	458	18%	16%	984	898	10%
Other	497	492	695	1%	(28%)	989	1,221	(19%)
Total non-compensation expenses	2,422	2,317	2,616	5%	(7%)	4,739	4,969	(5%)

Total non-interest expenses	6,622	6,622	6,719	--	(1%)	13,244	13,286	--

Income (loss) from continuing operations before taxes	1,986	2,325	1,796	(15%)	11%	4,311	3,397	27%
Income tax provision / (benefit) from continuing operations	32	780	574	(96%)	(94%)	812	925	(12%)
Income (loss) from continuing operations	1,954	1,545	1,222	26%	60%	3,499	2,472	42%
Gain (loss) from discontinued operations after tax (1)	(1)	39	(31)	*	97%	38	(50)	*
Net income (loss)	$1,953	$1,584	$1,191	23%	64%	$3,537	$2,422	46%
Net income applicable to redeemable noncontrolling interests (2)	0	0	100	--	*	0	222	*
Net income applicable to nonredeemable noncontrolling interests	18	79	111	(77%)	(84%)	97	258	(62%)
Net income (loss) applicable to Morgan Stanley	1,935	1,505	980	29%	97%	3,440	1,942	77%
Preferred stock dividend / Other	79	56	177	41%	(55%)	135	203	(33%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,856	$1,449	$803	28%	131%	$3,305	$1,739	90%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,936	1,466	1,011	32%	91%	3,402	1,992	71%
Gain (loss) from discontinued operations after tax	(1)	39	(31)	*	97%	38	(50)	*
Net income (loss) applicable to Morgan Stanley	$1,935	$1,505	$980	29%	97%	$3,440	$1,942	77%

Pre-tax profit margin (3)	23%	26%	21%			25%	20%
Compensation and benefits as a % of net revenues	49%	48%	48%			48%	50%
Non-compensation expenses as a % of net revenues	28%	26%	31%			27%	30%
Effective tax rate from continuing operations	1.6%	33.5%	32.0%			18.8%	27.2%

Notes:	-
In the quarter ended June 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $609 million (primarily reported in the Institutional Securities business segment)

principally related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.
-
Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).  For the quarter and six months ended June 30, 2013, the Firm recorded a negative adjustment of approximately $151 million (net of tax) related to the purchase of the remaining interest in the Morgan Stanley Smith Barney Joint Venture. This adjustment negatively impacted the calculation of basic and fully diluted earnings per share.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change

Income (loss) from continuing operations	$1,954	$1,545	$1,222	26%	60%	$3,499	$2,472	42%
Net income applicable to redeemable noncontrolling interests	0	0	100	--	*	0	222	*
Net income applicable to nonredeemable noncontrolling interests	18	79	111	(77%)	(84%)	97	258	(62%)
Net income (loss) from continuing operations applicable to noncontrolling interests	18	79	211	(77%)	(91%)	97	480	(80%)
Income (loss) from continuing operations applicable to Morgan Stanley	1,936	1,466	1,011	32%	91%	3,402	1,992	71%
Less: Preferred Dividends	76	54	24	41%	*	130	48	171%
Less: Morgan Stanley Smith Barney Joint Venture Redemption Adjustment	-	-	151	--	*	-	151	*
Income (loss) from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	1,860	1,412	836	32%	122%	3,272	1,793	82%

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	3	2	2	50%	50%	5	4	25%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,857	$1,410	$834	32%	123%	$3,267	$1,789	83%

Gain (loss) from discontinued operations after tax	(1)	39	(31)	*	97%	38	(50)	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(1)	39	(31)	*	97%	38	(50)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(1)	39	(31)	*	97%	38	(50)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,856	$1,449	$803	28%	131%	$3,305	$1,739	90%

Average basic common shares outstanding (millions)	1,928	1,924	1,908	--	1%	1,926	1,904	1%

Earnings per basic share:
Income from continuing operations	$0.96	$0.73	$0.44	32%	118%	$1.70	$0.94	81%
Discontinued operations	$-	$0.02	$(0.02)	*	*	$0.02	$(0.03)	*
Earnings per basic share	$0.96	$0.75	$0.42	28%	129%	$1.72	$0.91	89%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$1,857	$1,410	$834	32%	123%	$3,267	$1,789	83%

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(1)	39	(31)	*	97%	38	(50)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,856	$1,449	$803	28%	131%	$3,305	$1,739	90%

Average diluted common shares outstanding and common stock equivalents (millions)	1,969	1,969	1,951	--	1%	1,969	1,946	1%

Earnings per diluted share:
Income from continuing operations	$0.94	$0.72	$0.43	31%	119%	$1.66	$0.92	80%
Discontinued operations	$-	$0.02	$(0.02)	*	*	$0.02	$(0.03)	*
Earnings per diluted share	$0.94	$0.74	$0.41	27%	129%	$1.68	$0.89	89%

Notes:	-	The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share. For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 15 to the consolidated financial statements in the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change

Regional revenues (1)
Americas	$6,132	$6,533	$6,028	(6%)	2%	$12,665	$11,997	6%
EMEA (Europe, Middle East, Africa)	1,498	1,422	1,132	5%	32%	2,920	2,198	33%
Asia	978	992	1,355	(1%)	(28%)	1,970	2,488	(21%)
Consolidated net revenues	$8,608	$8,947	$8,515	(4%)	1%	$17,555	$16,683	5%

Worldwide employees	56,142	55,883	55,610	--	1%

Firmwide:
Deposits	$117,695	$116,648	$81,514	1%	44%
Assets	$826,548	$831,381	$802,691	(1%)	3%
U.S. bank assets (2)	$132,078	$130,019	$97,280	2%	36%
Risk-weighted assets (3)	$422,689	$397,915	$403,425	6%	5%
Global liquidity reserve (billions) (4)	$192	$203	$181	(5%)	6%
Long-term debt outstanding	$149,483	$153,374	$161,098	(3%)	(7%)
Maturities of long-term debt outstanding (next 12 months)	$16,594	$22,639	$26,921	(27%)	(38%)

Common equity	65,771	63,851	61,673	3%	7%
Preferred equity	5,020	3,220	1,508	56%	*
Morgan Stanley shareholders' equity	70,791	67,071	63,181	6%	12%
Junior subordinated debt issued to capital trusts	4,876	4,859	4,825	--	1%
Less: Goodwill and intangible assets (5)	(9,731)	(9,805)	(10,194)	1%	5%
Tangible Morgan Stanley shareholders' equity	$65,936	$62,125	$57,812	6%	14%
Tangible common equity (6)	$56,040	$54,046	$51,479	4%	9%

Common Equity Tier 1 capital Advanced (Transitional) (3)	$58,138	$56,190	$47,603	3%	22%
Tier 1 capital Advanced (Transitional) (3)	$64,356	$62,099	$56,780	4%	13%

Common Equity Tier 1 capital ratio Advanced (Transitional) (3)	13.8%	14.1%	11.8%
Tier 1 capital ratio Advanced (Transitional) (3)	15.2%	15.6%	14.1%
Tier 1 leverage ratio Advanced (Transitional) (7)	7.8%	7.6%	7.1%

Period end common shares outstanding (000's)	1,964,503	1,971,686	1,959,326	--	--

Book value per common share	$33.48	$32.38	$31.48
Tangible book value per common share	$28.53	$27.41	$26.27

Notes:	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	In the quarter ended June 30, 2014, the Firm began using the U.S. Basel III Advanced Approaches (Advanced Approach) to calculate its regulatory capital requirements.
Prior periods have not been recast to reflect the new requirements.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change
Average Common Equity Tier 1 capital (1)
Institutional Securities	$32.5	$29.9	$33.1	9%	(2%)	$31.1	$33.7	(8%)
Wealth Management	5.5	5.3	4.2	4%	31%	5.3	4.2	26%
Investment Management	2.1	1.6	1.7	31%	24%	1.8	1.7	6%
Parent capital	16.8	18.6	8.1	(10%)	107%	18.0	6.8	165%
Total - continuing operations	56.9	55.4	47.1	3%	21%	56.2	46.4	21%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$56.9	$55.4	$47.1	3%	21%	$56.2	$46.4	21%

Average Common Equity
Institutional Securities	$33.4	$30.8	$38.3	8%	(13%)	$31.9	$39.2	(19%)
Wealth Management	11.5	11.3	13.3	2%	(14%)	11.4	13.3	(14%)
Investment Management	3.1	2.6	2.8	19%	11%	2.8	2.8	--
Parent capital	16.6	18.6	7.1	(11%)	134%	17.8	5.9	*
Total - continuing operations	64.6	63.3	61.5	2%	5%	63.9	61.2	4%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$64.6	$63.3	$61.5	2%	5%	$63.9	$61.2	4%

Return on average Common Equity Tier 1 capital
Institutional Securities	16%	12%	7%			14%	7%
Wealth Management	32%	30%	16%			32%	20%
Investment Management	26%	30%	24%			28%	22%
Total - continuing operations	13%	10%	7%			12%	8%
Firm	13%	10%	7%			12%	8%

Return on average Common Equity
Institutional Securities	15%	12%	6%			14%	6%
Wealth Management	15%	14%	5%			15%	6%
Investment Management	18%	18%	14%			18%	13%
Total - continuing operations	12%	9%	5%			10%	6%
Firm	12%	9%	5%			10%	6%

Notes:	-
In the quarter ended June 30, 2014,  the Firm began using the U.S. Basel III Advanced Approaches (Advanced Approach) to calculate its regulatory capital requirements.  Prior periods have not been recast to reflect the new requirements.

	-	The return on average common equity and average Common Equity Tier 1 capital are non-GAAP measures that the Firm considers to be useful measures to assess operating performance.
-
For the quarter and six months ended June 30, 2013, the Firm and Wealth Management business segment included a negative adjustment of approximately $151 million (net of tax) related to the purchase of the remaining 35%

interest in the Morgan Stanley Smith Barney Joint Venture. This adjustment was included in the numerator for the purposes of calculating the return on average Common Equity and average Common Equity Tier 1 capital.

Excluding this negative adjustment, these calculations would have been as follows:
Return on average Common Equity Tier 1 capital:
June 30, 2013 QTD : Firm: 8%, Wealth Management: 31%
June 30, 2013 YTD: Firm: 8%, Wealth Management: 28%
Return on average Common Equity:
June 30, 2013 QTD : Firm: 6%, Wealth Management: 10%
June 30, 2013 YTD: Firm: 6%, Wealth Management: 9%
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change
Revenues:
Investment banking	$1,432	$1,136	$1,078	26%	33%	$2,568	$2,023	27%
Trading	2,257	2,707	2,598	(17%)	(13%)	4,964	5,012	(1%)
Investments	62	109	51	(43%)	22%	171	193	(11%)
Commissions and fees	629	678	650	(7%)	(3%)	1,307	1,258	4%
Asset management, distribution and admin. fees	66	81	69	(19%)	(4%)	147	135	9%
Other	108	141	152	(23%)	(29%)	249	303	(18%)
Total non-interest revenues	4,554	4,852	4,598	(6%)	(1%)	9,406	8,924	5%

Interest income	758	881	1,022	(14%)	(26%)	1,639	2,036	(19%)
Interest expense	1,064	1,106	1,262	(4%)	(16%)	2,170	2,503	(13%)
Net interest	(306)	(225)	(240)	(36%)	(28%)	(531)	(467)	(14%)
Net revenues	4,248	4,627	4,358	(8%)	(3%)	8,875	8,457	5%

Compensation and benefits	1,723	1,851	1,764	(7%)	(2%)	3,574	3,654	(2%)
Non-compensation expenses	1,511	1,405	1,613	8%	(6%)	2,916	3,005	(3%)
Total non-interest expenses	3,234	3,256	3,377	(1%)	(4%)	6,490	6,659	(3%)

Income (loss) from continuing operations before taxes	1,014	1,371	981	(26%)	3%	2,385	1,798	33%
Income tax provision / (benefit) from continuing operations	(327)	421	307	*	*	94	386	(76%)
Income (loss) from continuing operations	1,341	950	674	41%	99%	2,291	1,412	62%
Gain (loss) from discontinued operations after tax	(4)	38	(20)	*	80%	34	(39)	*
Net income (loss)	1,337	988	654	35%	104%	2,325	1,373	69%
Net income applicable to redeemable noncontrolling interests	-	-	-	--	--	-	1	*
Net income applicable to nonredeemable noncontrolling interests (1)	11	25	90	(56%)	(88%)	36	186	(81%)
Net income (loss) applicable to Morgan Stanley	$1,326	$963	$564	38%	135%	$2,289	$1,186	93%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	1,330	925	584	44%	128%	2,255	1,225	84%
Gain (loss) from discontinued operations after tax	(4)	38	(20)	*	80%	34	(39)	*
Net income (loss) applicable to Morgan Stanley	$1,326	$963	$564	38%	135%	$2,289	$1,186	93%

Return on average common equity from continuing operations	15%	12%	6%			14%	6%
Pre-tax profit margin (2)	24%	30%	23%			27%	21%
Compensation and benefits as a % of net revenues	41%	40%	41%			40%	43%

Notes:
- In the quarter ended June 30, 2014, income tax provision / (benefit) from continuing operations included a net discrete tax benefit of $612 million principally related to the remeasurement of reserves and related interest due to new information regarding the status of a multi-year tax authority examination.
- In the quarter ended March 31, 2014, discontinued operations included a pre-tax gain on sale of $45 million ($40 million after tax) and other operating results related to CanTerm.
- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change

Investment Banking
Advisory revenues	$418	$336	$333	24%	26%	$754	$584	29%
Underwriting revenues
Equity	489	315	327	55%	50%	804	610	32%
Fixed income	525	485	418	8%	26%	1,010	829	22%
Total underwriting revenues	1,014	800	745	27%	36%	1,814	1,439	26%

Total investment banking revenues	$1,432	$1,136	$1,078	26%	33%	$2,568	$2,023	27%

Sales & Trading (1)
Equity	$1,826	$1,755	$1,917	4%	(5%)	$3,581	$3,429	4%
Fixed Income & Commodities	1,061	1,730	1,214	(39%)	(13%)	2,791	2,491	12%
Other	(241)	(244)	(54)	1%	*	(485)	18	*
Total sales & trading net revenues	$2,646	$3,241	$3,077	(18%)	(14%)	$5,887	$5,938	(1%)

Investments & Other
Investments	$62	$109	$51	(43%)	22%	$171	$193	(11%)
Other	108	141	152	(23%)	(29%)	249	303	(18%)
Total investments & other revenues	$170	$250	$203	(32%)	(16%)	$420	$496	(15%)

Total Institutional Securities net revenues	$4,248	$4,627	$4,358	(8%)	(3%)	$8,875	$8,457	5%

Institutional Securities U.S. Bank Data (billions) (2)
Total corporate funded loans	$9.7	$9.1	$8.4	7%	15%
Total other funded loans (3)	$10.8	$6.0	$2.8	80%	*

Average Daily 95% / One-Day Value-at-Risk ("VaR") (4)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$31	$33	$46
Equity price	$18	$19	$19
Foreign exchange rate	$9	$14	$13
Commodity price	$19	$20	$24

Aggregation of Primary Risk Categories	$43	$46	$55

Credit Portfolio VaR	$11	$12	$14

Trading VaR	$48	$50	$61

Notes:	-	See page 15 of the Financial Supplement for additional details on DVA amounts reported in the Institutional Securities business.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Wealth Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change
Revenues:
Investment banking	$213	$181	$258	18%	(17%)	$394	$532	(26%)
Trading	267	275	223	(3%)	20%	542	521	4%
Investments	2	4	2	(50%)	--	6	5	20%
Commissions and fees	511	540	567	(5%)	(10%)	1,051	1,126	(7%)
Asset management, distribution and admin. fees	2,064	2,021	1,896	2%	9%	4,085	3,754	9%
Other	80	62	139	29%	(42%)	142	204	(30%)
Total non-interest revenues	3,137	3,083	3,085	2%	2%	6,220	6,142	1%

Interest income	616	581	511	6%	21%	1,197	999	20%
Interest expense	38	42	65	(10%)	(42%)	80	140	(43%)
Net interest	578	539	446	7%	30%	1,117	859	30%
Net revenues	3,715	3,622	3,531	3%	5%	7,337	7,001	5%

Compensation and benefits	2,186	2,169	2,042	1%	7%	4,355	4,107	6%
Non-compensation expenses	762	762	834	--	(9%)	1,524	1,642	(7%)
Total non-interest expenses	2,948	2,931	2,876	1%	3%	5,879	5,749	2%

Income (loss) from continuing operations before taxes	767	691	655	11%	17%	1,458	1,252	16%
Income tax provision / (benefit) from continuing operations	296	268	229	10%	29%	564	449	26%
Income (loss) from continuing operations	471	423	426	11%	11%	894	803	11%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	(1)	*
Net income (loss)	471	423	426	11%	11%	894	802	11%
Net income applicable to redeemable noncontrolling interests (1)	0	0	100	--	*	-	221	*
Net income applicable to nonredeemable noncontrolling interests	0	0	0	--	--	-	0	--
Net income (loss) applicable to Morgan Stanley	$471	$423	$326	11%	44%	$894	$581	54%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	471	423	326	11%	44%	894	582	54%
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	(1)	*
Net income (loss) applicable to Morgan Stanley	$471	$423	$326	11%	44%	$894	$581	54%

Return on average common equity from continuing operations	15%	14%	5%			15%	6%
Pre-tax profit margin (2)	21%	19%	19%			20%	18%
Compensation and benefits as a % of net revenues	59%	60%	58%			59%	59%

Notes:	-	For the quarter and six months ended June 30, 2013, the return on average common equity included a negative adjustment related to the purchase of the remaining 35% interest in the Morgan Stanley Smith
Barney Joint Venture. This adjustment was included in the numerator for the purposes of calculating the return on average common equity. Excluding this negative adjustment, the return on average
Common Equity would have been 10% and 9% for the quarter and six months ended June 30, 2013, respectively.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Wealth Management
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013

Wealth Management representatives	16,316	16,426	16,321	(1%)	--

Annualized revenue per representative (000's) (1)	$908	$881	$866	3%	5%

Client assets (billions)	$2,002	$1,943	$1,778	3%	13%
Client liabilities (billions)	$45	$41	$34	10%	32%

Fee-based client account assets (billions) (2)	$762	$724	$629	5%	21%
Fee-based assets as a % of client assets	38%	37%	35%

Bank deposit program (millions)	$127,433	$132,026	$126,879	(3%)	--

Client assets per representative (millions) (3)	$123	$118	$109	4%	13%

Fee based asset flows (billions)	$12.5	$19.0	$10.0	(34%)	25%

Retail locations	636	642	676	(1%)	(6%)

Wealth Management U.S. Bank Data (billions) (4)
Securities-based lending and other loans	$18.4	$16.3	$12.5	13%	47%
Residential real estate loans	$12.7	$11.1	$7.7	14%	65%
Available for Sale Securities Portfolio	$56.5	$53.0	$42.8	7%	32%

Notes:	-	Client liabilities reflect lending on Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and broker dealer margin activity.
	-	For the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013, approximately $109 billion, $108 billion and $70 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Investment Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change
Revenues:
Investment banking	$1	$4	$1	(75%)	--	$5	$6	(17%)
Trading	(6)	(20)	53	70%	*	(26)	47	*
Investments (1)	163	246	135	(34%)	21%	409	328	25%
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	518	473	473	10%	10%	991	928	7%
Other	24	42	12	(43%)	100%	66	14	*
Total non-interest revenues	700	745	674	(6%)	4%	1,445	1,323	9%

Interest income	1	1	3	--	(67%)	2	5	(60%)
Interest expense	9	6	4	50%	125%	15	10	50%
Net interest	(8)	(5)	(1)	(60%)	*	(13)	(5)	(160%)
Net revenues	692	740	673	(6%)	3%	1,432	1,318	9%

Compensation and benefits	291	285	297	2%	(2%)	576	556	4%
Non-compensation expenses	196	192	216	2%	(9%)	388	415	(7%)
Total non-interest expenses	487	477	513	2%	(5%)	964	971	(1%)

Income (loss) from continuing operations before taxes	205	263	160	(22%)	28%	468	347	35%
Income tax provision / (benefit) from continuing operations	63	91	38	(31%)	66%	154	90	71%
Income (loss) from continuing operations	142	172	122	(17%)	16%	314	257	22%
Gain (loss) from discontinued operations after tax	3	1	0	200%	*	4	1	*
Net income (loss)	145	173	122	(16%)	19%	318	258	23%
Net income applicable to redeemable noncontrolling interests	0	0	0	--	--	-	-	--
Net income applicable to nonredeemable noncontrolling interests (1)	7	54	21	(87%)	(67%)	61	72	(15%)
Net income (loss) applicable to Morgan Stanley	$138	$119	$101	16%	37%	$257	$186	38%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	135	118	101	14%	34%	253	185	37%
Gain (loss) from discontinued operations after tax	3	1	0	200%	*	4	1	*
Net income (loss) applicable to Morgan Stanley	$138	$119	$101	16%	37%	$257	$186	38%

Return on average common equity from continuing operations	18%	18%	14%			18%	13%
Pre-tax profit margin (2)	30%	36%	24%			33%	26%
Compensation and benefits as a % of net revenues	42%	39%	44%			40%	42%

Notes:	-	For the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Investment Management
(unaudited)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013	June 30, 2014	June 30, 2013	Change

Net Revenues (millions)
Traditional Asset Management	$436	$437	$419	--	4%	$873	$820	6%
Real Estate Investing (1)	111	131	140	(15%)	(21%)	242	297	(19%)
Merchant Banking	145	172	114	(16%)	27%	317	201	58%
Total Investment Management	$692	$740	$673	(6%)	3%	$1,432	$1,318	9%

Assets under management or supervision (billions)

Net flows by asset class (2)
Traditional Asset Management
Equity	$1.1	$2.8	$0.2	(61%)	*	$3.9	$-	*
Fixed Income	0.0	(0.7)	(1.8)	*	*	(0.7)	0.0	*
Liquidity	6.9	2.3	11.2	*	(38%)	9.2	6.2	48%
Alternatives	0.8	1.8	0.5	(56%)	60%	2.6	1.0	160%
Total Traditional Asset Management	8.8	6.2	10.1	42%	(13%)	15.0	7.2	108%

Real Estate Investing	(2.2)	(0.2)	(0.7)	*	*	(2.4)	(0.7)	*
Merchant Banking	1.0	0.0	0.4	*	150%	1.0	0.8	25%
Total net flows	$7.6	$6.0	$9.8	27%	(22%)	$13.6	$7.3	86%

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$150	$145	$125	3%	20%
Fixed Income	62	61	59	2%	5%
Liquidity	121	114	106	6%	14%
Alternatives	35	34	29	3%	21%
Total Traditional Asset Management	368	354	319	4%	15%

Real Estate Investing	20	21	20	(5%)	--
Merchant Banking	8	7	8	14%	--
Total Assets Under Management or Supervision	$396	$382	$347	4%	14%
Share of minority stake assets	7	7	6	--	17%

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information
Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2014	Mar 31, 2014	June 30, 2013	Mar 31, 2014	June 30, 2013

Institutional Securities
Corporate Funded Loans
Loans held for investment, net of allowance	$9.3	$8.4	$6.6	11%	41%
Loans held for sale	5.3	4.7	5.5	13%	(4%)
Loans held at fair value (1)	1.2	1.9	4.5	(37%)	(73%)
Total corporate funded loans	$15.8	$15.0	$16.6	5%	(5%)

Corporate Lending Commitments
Loans held for investment	$67.1	$63.5	$51.3	6%	31%
Loans held for sale	19.9	10.5	12.3	90%	62%
Loans held at fair value (2)	5.5	7.8	16.3	(29%)	(66%)
Total corporate lending commitments	$92.5	$81.8	$79.9	13%	16%

Corporate Loans and Lending Commitments (3) (4)	$108.3	$96.8	$96.5	12%	12%

Other Funded Loans
Loans held for investment, net of allowance	$8.2	$5.7	$2.1	44%	*
Loans held for sale	1.2	0.0	0.0	*	*
Loans held at fair value	12.5	11.5	9.7	9%	29%
Total other funded loans	$21.9	$17.2	$11.8	27%	86%

Other Lending Commitments
Loans held for investment	$1.8	$1.6	$0.5	13%	*
Loans held for sale	0.2	0.0	0.0	*	*
Loans held at fair value	2.3	1.7	1.2	35%	92%
Total other lending commitments	$4.3	$3.3	$1.7	30%	153%

Total Other Loans and Lending Commitments (5)	$26.2	$20.5	$13.5	28%	94%

Institutional Securities Loans and Lending Commitments (3)	$134.5	$117.3	$110.0	15%	22%

Wealth Management

Funded Loans
Loans held for investment, net of allowance	$31.2	$27.5	$20.2	13%	54%
Loans held for sale	0.1	0.1	0.1	--	--
Total funded loans	$31.3	$27.6	$20.3	13%	54%

Lending Commitments
Loans held for investment	$4.3	$5.3	$4.4	(19%)	(2%)
Loans held for sale	0.0	0.0	0.2	--	*
Total lending commitments	$4.3	$5.3	$4.6	(19%)	(7%)

Wealth Management Loans and Lending Commitments (6)	$35.6	$32.9	$24.9	8%	43%

Firm Loans and Lending Commitments	$170.1	$150.2	$134.9	13%	26%

- Refer to End Notes on pages 14-16 and Legal Notice on page 17.

This page represents an addendum to the 2Q 2014 Financial Supplement, Appendix I

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended June 30, 2014
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,928	100%		$193	$1,664	$1,857	(6)	$0.96
Participating Restricted Stock Units (1)	3	0%		$0	$3	$3	(7)	N/A
	1,931	100%	$1,860	$193	$1,667	$1,860

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,928	100%		$0	$(1)	$(1)	(6)	$0.00
Participating Restricted Stock Units (1)	3	0%		$0	$0	$0	(7)	N/A
	1,931	100%	$(1)	$0	$(1)	$(1)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,928	100%		$193	$1,663	$1,856	(6)	$0.96
Participating Restricted Stock Units (1)	3	0%		$0	$3	$3	(7)	N/A
	1,931	100%	$1,859	$193	$1,666	$1,859

Note: - Refer to End Notes on pages 14-16 and Legal Notice on page 17.

MORGAN STANLEY
End Notes

Page 1:
(1)
From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  For these purposes, “GAAP” refers to generally accepted accounting principles in the United States.  The Securities and Exchange Commission (SEC) defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition and operating results. These measures are not in accordance with, or a substitute for GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally present the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.

(2)
The return on average common equity and the return on average common equity from continuing operations equal income applicable to Morgan Stanley in each case less preferred dividends as a percentage of average common equity. The return on average common equity and the return on average common equity from continuing operations excluding DVA are adjusted for DVA in each case in the numerator and denominator.

(3)
As an Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) a standardized approach for calculating credit risk weighted assets (“RWAs”) as supplemented by standardized market RWAs calculated under U.S. Basel III (the “Standardized Approach”); and (ii) after completing the parallel run process on April 1, 2014, an advanced internal ratings-based approach for calculating credit RWAs and advanced measurement approaches for calculating operational RWAs, as supplemented by advanced market RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations, such as the Firm, to a permanent “capital floor.” In calendar year 2014, the capital floor framework utilizes the U.S. Basel I-based rules as supplemented by the existing market risk rules known as “Basel 2.5”. Beginning on January 1, 2015, the capital floor framework will replace the U.S. Basel I/2.5 component with the U.S. Basel III Standardized Approach. In the first quarter of 2014, the Firm calculated the denominator of its risk-based capital ratios using credit RWAs determined under the Basel I-based rules and market RWAs determined under Basel 2.5. In the second quarter of 2014, the Firm calculated the denominator of its risk-based capital ratios using the Advanced Approach. These computations are preliminary estimates as of July 17, 2014 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. The methods for calculating the Firm’s risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2013 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

(4)	Book value per common share equals common equity divided by period end common shares outstanding.
(5)	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.

Page 2:
(1)
In the quarter ended March 31, 2014, discontinued operations included a pre-tax gain on sale of $45 million ($40 million after tax) and other operating results related to Canterm Canadian Terminals, Inc. (CanTerm) (reported in the Institutional Securities business segment).

(2)	On June 28, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm's interest from 65% to 100%.
(3)
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure to assess operating performance. Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 4:
(1)
Reflects the regional view of the Firm's consolidated net revenues, on a managed basis. Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2013.

(2)	U.S. Bank refers to the Firm’s U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.
(3)
As an Advanced Approach banking organization, the Firm is required to compute risk-based capital ratios using both (i) a standardized approach for calculating credit risk weighted assets (“RWAs”) as supplemented by standardized market RWAs calculated under U.S. Basel III (the “Standardized Approach”); and (ii) after completing the parallel run process on April 1, 2014, an advanced internal ratings-based approach for calculating credit RWAs and advanced measurement approaches for calculating operational RWAs, as supplemented by advanced market RWAs calculated under Basel III (the “Advanced Approach”). To implement a provision of the Dodd-Frank Act, U.S. Basel III subjects Advanced Approach banking organizations, such as the Firm, to a permanent “capital floor.” In calendar year 2014, the capital floor framework utilizes the U.S. Basel I-based rules as supplemented by the existing market risk rules known as “Basel 2.5”. Beginning on January 1, 2015, the capital floor framework will replace the U.S. Basel I/2.5 component with the U.S. Basel III Standardized Approach. In the first quarter of 2014, the Firm calculated the denominator of its risk-based capital ratios using credit RWAs determined under the Basel I-based rules and market RWAs determined under Basel 2.5. In the second quarter of 2014, the Firm calculated the denominator of its risk-based capital ratios using the Advanced Approach. These computations are preliminary estimates as of July 17, 2014 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. The methods for calculating the Firm’s risk-based capital ratios will change through 2022 as aspects of the U.S. Basel III final rule are phased in. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part 2, Item 7 "Regulatory Requirements" in Morgan Stanley's Annual Report on Form 10-K for the year ended December 31, 2013 and Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

(4)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(5)	The Firm's goodwill and intangible balances are net of allowable mortgage servicing rights deduction.
(6)	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
(7)
Beginning with the first quarter of 2014, Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, transitional intangible assets, certain deferred tax assets, certain financial equity investments, and other adjustments). For more information on the calculation of the Tier 1 leverage ratio for prior periods, please refer to Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

MORGAN STANLEY
End Notes

Page 5:
(1)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure which considers risk, leverage, potential losses from extreme stress events, and diversification under a going concern capital concept at a point in time. The framework also takes into consideration regulatory capital requirements as well as capital required for organic growth, acquisitions and other business needs. For further discussion of the framework, refer to Part 1, Item 2 "Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

Page 6:
(1)	Net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd, which the Firm consolidates.
(2)
Pre-tax profit margin and the return on average common equity are non-GAAP financial measures that the Firm considers to be useful measures to assess operating performance. Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 7:
(1)	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
June 30, 2014: Total QTD: $87 million; Fixed Income & Commodities: $50 million; Equity: $37 million
March 31, 2014: Total QTD: $126 million; Fixed Income & Commodities: $76 million; Equity: $50 million
June 30, 2013: Total QTD: $175 million; Fixed Income & Commodities: $61 million; Equity: $114 million
June 30, 2014: Total YTD: $213 million; Fixed Income & Commodities: $126 million; Equity: $87 million
June 30, 2013: Total YTD: $(142) million; Fixed Income & Commodities: $(177) million; Equity: $35 million
(2)	Institutional Securities U.S. Bank refers to the Firm’s U.S. bank operating subsidiary Morgan Stanley Bank, N.A.
(3)
In addition to primary corporate lending activity, the Institutional Securities business segment engages in other lending activity. These loans include corporate loans purchased in the secondary market, commercial mortgage loans, asset-backed loans and financing extended to equities customers.

(4)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk"  included in the Firm's 2013 Form 10-K.

Page 8:
(1)
On June 28, 2013, the Firm completed the purchase of the remaining 35% interest in the Morgan Stanley Smith Barney Joint Venture from Citi, increasing the Firm’s interest from 65% to 100%.  For the quarter and year ended June 30, 2013, Citi’s results related to its 35% interest were reported in net income (loss) applicable to redeemable noncontrolling interests.

(2)
Pre-tax profit margin and the return on average common equity are non-GAAP financial measures that the Firm considers to be useful measures to assess operating performance. Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 9:
(1)	Annualized revenue per representative is defined as annualized revenue divided by average representative headcount.
(2)	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(3)	Client assets per representative represents total client assets divided by period end representative headcount.
(4)	Wealth Management U.S. Bank refers to the Firm’s U.S. bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association.

Page 10:
(1)
The quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements.  The limited partnership interests in these gains were reported in net income (loss) applicable to noncontrolling interests. For the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.

(2)
Pre-tax profit margin and the return on average common equity are non-GAAP financial measures that the Firm considers to be useful measures to assess operating performance. Pre-tax profit margin percentages represent income from continuing operations before income taxes as a percentage of net revenues.

Page 11:
(1)
Real Estate Investing revenues include gains or losses related to investments held by certain consolidated real estate funds.  These gains or losses are offset in net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 are $6 million, $54 million and $21 million, respectively.  For the quarter ended June 30, 2014, net revenues reflect the deconsolidation of certain legal entities associated with a real estate fund sponsored by the Firm.

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 were:
North America: $3.1 billion, $4.1 billion and $7.4 billion
International: $4.5 billion, $1.9 billion and $2.4 billion
(3)	Assets under management or supervision by region for the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 were:
North America: $243 billion, $237 billion and $219 billion
International: $153 billion, $145 billion and $128 billion

MORGAN STANLEY
End Notes

Page 12:
(1)	For the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 the percentage of Institutional Securities corporate funded loans held at fair value by credit rating was as follows:
- % investment grade: 35%, 45% and 53%
- % non-investment grade: 65%, 55% and 47%
(2)	For the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013 the percentage of Institutional Securities corporate lending commitments held at fair value by credit rating was as follows:
- % investment grade: 71%, 74% and 74%
- % non-investment grade: 29%, 26% and 26%
(3)
For the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013, Institutional Securities recorded a provision for credit losses (release) of $13.1 million, $(31.0) million and $6.0 million, respectively, related to funded loans and $11.1 million, $18.5 million and $16.8 million related to unfunded commitments, respectively.

(4)
On June 30, 2014, March 31, 2014 and June 30, 2013, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $12.2 billion, $8.7 billion and $10.3 billion, respectively.

(5)
In addition to primary corporate lending activity, the Institutional Securities business segment engages in other lending activity.  These loans include corporate loans purchased in the secondary market, commercial and residential mortgage loans, asset-backed loans and financing extended to equities and commodities customers.

(6)
For the quarters ended June 30, 2014, March 31, 2014 and June 30, 2013, Wealth Management recorded a provision for credit losses of  $1.2 million, $2.0 million and $1.0 million, respectively, related to funded loans and there was no material provision recorded related to the unfunded commitments for each of the quarterly periods presented.

Page 13:
(1)
Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and are included in the computation of EPS pursuant to the two-class method.  Restricted Stock Units ("RSUs") that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding (if dilutive) under the treasury stock method.

(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)
Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended June 30, 2014 prior to allocations to participating RSUs.

(4)
Distributed earnings represent the dividends paid  for the quarter ended June 30, 2014. The amount of dividends paid is based upon the number of common shares and participating RSUs outstanding as of the dividend record date.

(5)
The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.

(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 17, 2014.